Oppenheimer
Limited-Term Government Fund

Prospectus dated January 26, 1998

Oppenheimer Limited-Term Government Fund is a mutual fund with the investment objective of seeking high current return and safety of principal. The Fund invests principally in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities issued by Government National Mortgage Association. The Fund also uses "hedging" instruments to seek to reduce the risks of market and interest rate fluctuations that affect the value of the securities the Fund holds.

      While payments of principal and interest on certain U.S. Government securities are guaranteed by the U.S. Government or its agencies or instrumentalities, the net asset values of shares of the Fund and the Fund's dividends are not guaranteed, and will fluctuate.

      Under normal circumstances, the Fund seeks to maintain an average effective portfolio duration (measured on a dollar-weighted basis) of not more than three years. Please refer to "Investment Policies and Strategies" and "Investment Risks" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the January 26, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                (logo) OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            A B O U T  T H E  F U N D

            Expenses
            A Brief Overview of the Fund
            Financial Highlights
            Investment Objective and Policies
            Investment Techniques and Strategies
            Investment Risks
            How the Fund is Managed
            Performance of the Fund

            A B O U T  Y O U R  A C C O U N T

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans

            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
A-1         Appendix A:  Special Sales Charge Arrangements

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly.

      o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" starting on page __ for an explanation of how and when these charges apply.

                           Class A        Class B        Class C        Class Y
                           Shares         Shares         Shares         Shares
-------------------------------------------------------------------------------
Maximum Sales               3.50%          None           None           None
Charge on
Purchases (as a %
of offering price)
-------------------------------------------------------------------------------
Maximum Sales Charge        None           None           None           None
on Reinvested
Dividends
-------------------------------------------------------------------------------
Maximum Deferred            None(1)        4% in the      1% if          None
Sales Charge (as a                         first year,    shares are
% of the lower                             declining      redeemed
of the original                            to 1% in       within 12
offering price                             the fifth      months of
or redemption                              year and       purchase(2)
proceeds)                                  eliminated
                                           thereafter(2)
-------------------------------------------------------------------------------
Exchange Fee                None           None           None           None

-------------------------------------------------------------------------------
Redemption Fee              None(3)        None(3)        None(3)        None

(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page __) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares" below.
(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" below for more information on the contingent deferred sales charges.
(3) There is a $10 transaction fee for redemption proceeds paid by Federal Funds wire, but not for redemptions paid by check or ACH transfer through AccountLink, or with respect to Class A shares only for which checkwriting privileges are used. See "How to Sell Shares".

      o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses
(as a percentage of average net assets)

                           Class A     Class B     Class C     Class Y
                           Shares      Shares      Shares      Shares
-------------------------------------------------------------------
Management Fees            0.43%       0.43%       0.43%       0.43%
-------------------------------------------------------------------
12b-1 Plan Fees            0.24%       1.00%       1.00%       0.00%
-------------------------------------------------------------------
Other Expenses             0.20%       0.19%       0.19%       0.15%
-------------------------------------------------------------------
Total Fund Operating       0.87%       1.62%       1.62%       0.58%
Expenses

      The numbers in the chart above with respect to Class A, Class B and Class C shares are based upon the Fund's expenses in its fiscal year ended September 30, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Plan Fees for Class A shares are the service plan fees (which can be up to a maximum of 0.25% of average annual net assets of the class) and for Class B and Class C shares are the service plan fees (which can be up to a maximum of 0.25% of average annual net assets of that class) and the asset-based sales charges of 0.75% of average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

      The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual amount of the Fund's assets represented by each class of shares. Class Y shares were not available during the fiscal year ended September 30, 1997. Therefore, the Annual Fund Operating Expenses shown for Class Y shares are based on the amount that would have been payable in that period assuming Y shares were outstanding during such fiscal year.

      o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                         1 year     3 years     5 years     10 years*
-----------------------------------------------------------------
Class A Shares           $44        $62         $82         $138
-----------------------------------------------------------------
Class B Shares           $56        $71         $98         $154
-----------------------------------------------------------------
Class C Shares           $26        $51         $88         $192
------------------------------------------------------------------
Class Y Shares           $6         $19         $32         $ 73

      If you did not redeem your investment, it would incur the following expenses:
                         1 year     3 years     5 years     10 years*
-------------------------------------------------------------------
Class A Shares           $44        $62         $82         $138
-----------------------------------------------------------------
Class B Shares           $16        $51         $88         $154
-----------------------------------------------------------------
Class C Shares           $16        $51         $88         $192
------------------------------------------------------------------
Class Y Shares           $ 6        $19         $32         $ 73

      * In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares into Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      o What is the Fund's Investment Objective? The Fund's investment objective is to seek high current return and safety of principal.

o What Does the Fund Invest In? The Fund invests only in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (these are called "U.S. Government Securities"), and repurchase agreements on such securities. The Fund may also use hedging instruments approved by its Board of Trustees to try to manage its investment risks. The Fund's investments in U.S. Government Securities may include collateralized mortgage obligations ("CMOs"). The Fund may also invest in "stripped" CMOs or mortgage-backed securities. These investments are more fully explained in "Investment Objective and Policies," starting on page __. The Fund anticipates that under normal circumstances (when the financial markets are not in an unstable or volatile period), it will maintain an average effective portfolio duration (measured on a dollar-weighted basis) of not more than three years. Portfolio duration is explained in "Investment Policies and Strategies."

      o Who Manages the Fund? The Fund's investment advisor is OppenheimerFunds, Inc., which (including subsidiaries) manages investment company portfolios having over $75 billion in assets at December 31, 1997. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, who is primarily responsible for the selection of the Fund's securities, is Jerry A. Webman. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.


      o How Risky is the Fund? Although U.S. Government Securities involve little credit risk, their values will fluctuate (until maturity) depending on prevailing interest rates. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term securities. While the Manager tries to reduce that risk by seeking to limit the average portfolio duration, by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases, by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page __ for a more complete discussion of the Fund's investment risks.

      o How Can I Buy Shares? You can buy shares through your broker, dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" beginning on page __ for more details.

     o Will I Pay a Sales Charge to Buy Shares? The Fund has four classes of shares. Each class of shares has the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 3.50% and reduced for larger purchases. Class B and Class C shares are offered without front- end sales charges, but may be subject to a contingent deferred sales charge if redeemed within 5 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you. The Fund also offers Class Y shares to certain institutional investors. Such shares are not available for sale to individual investors.

      o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer, or by writing a check against your current account (available for Class A shares only that are not subject to a contingent deferred sales charge). Please refer to "How To Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on starting on page __.

      o How Has the Fund Performed? The Fund measures its performance by quoting a yield, dividend yield, average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the yields and total returns (over similar periods) of other mutual funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to U.S. Government bond indices, which we have done starting on page __. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. The information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1997 is included in the Statement of Additional Information. Class Y shares were not publicly offered during any of the periods shown. Therefore, information on Class Y shares is not included in the tables below or in the Fund's other financial statements.

Financial Highlights


                                                   CLASS A
                                                   ------------------------------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                                   1997           1996           1995           1994
=========================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $10.26         $10.44         $10.40         $11.04
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .73            .75            .79            .72
Net realized and unrealized gain (loss)                  .03           (.19)           .01           (.64)
                                                    --------       --------       --------       --------
Total income (loss) from investment operations           .76            .56            .80            .08
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.71)          (.71)          (.76)          (.71)
Tax return of capital distribution                      (.01)          (.03)            --           (.01)
Distributions from net realized gain                      --             --             --             --
                                                    --------       --------       --------       --------
Total dividends and distributions to
shareholders                                            (.72)          (.74)          (.76)          (.72)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.30         $10.26         $10.44         $10.40
                                                    ========       ========       ========       ========
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                     7.62%          5.54%          8.03%          0.74%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $524,508       $436,889       $346,015       $227,858
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $443,514       $393,727       $274,313       $190,829
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   7.13%          7.22%          7.64%          6.74%
Expenses                                                0.87%          0.87%          0.91%          0.99%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                68%            71%           261%           226%

1. For the period from February 1, 1995 (inception of offering) to September 30, 1995.
2. For the period from May 3, 1993  (inception  of offering)  to  September  30,
1993.
3. On April 7, 1990, OppenheimerFunds, Inc. became the investment advisor to the Fund.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                                                                                          CLASS B
------------------------------------------------------------------------------------      ------------------------
                                                                                          YEAR ENDED SEPTEMBER 30,
1993           1992           1991           1990(3)        1989           1988           1997           1996
==================================================================================================================

    $10.97        $10.75         $10.18         $10.17         $10.14          $9.72         $10.26         $10.44
 ---------      --------       --------       --------       --------       --------       --------       --------

       .73           .81            .87            .89            .90            .89            .66            .67
       .07           .22            .57            .01            .03            .42            .02           (.19)
 ---------      --------       --------       --------       --------       --------       --------       --------
       .80          1.03           1.44            .90            .93           1.31            .68            .48
------------------------------------------------------------------------------------------------------------------

      (.73)         (.81)          (.87)          (.89)          (.90)          (.89)          (.63)          (.63)
        --            --             --             --             --             --           (.01)          (.03)
        --            --             --             --             --             --             --             --
 ---------      --------       --------       --------       --------       --------       --------       --------

      (.73)         (.81)          (.87)          (.89)          (.90)          (.89)          (.64)          (.66)
------------------------------------------------------------------------------------------------------------------
    $11.04        $10.97         $10.75         $10.18         $10.17         $10.14         $10.30         $10.26
 =========      ========       ========       ========       ========       ========       ========       ========
==================================================================================================================
      7.61%         9.88%         14.69%          9.15%          9.65%         13.86%          6.82%          4.74%
==================================================================================================================
  $178,944      $158,068       $167,974       $213,391       $237,819       $251,794       $183,476       $160,572
------------------------------------------------------------------------------------------------------------------
  $161,318      $160,830       $192,404       $218,528       $243,863       $267,557       $171,496       $147,017
------------------------------------------------------------------------------------------------------------------

      6.70%         7.44%          8.27%          8.77%          8.96%          8.75%          6.39%          6.46%
      1.02%         0.97%          0.98%          0.90%          0.93%          0.96%          1.62%          1.62%
------------------------------------------------------------------------------------------------------------------
        74%          154%           112%            60%            61%            78%            68%            71%

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollar-rolls") for the period ended September 30, 1997 were $763,306,417 and $485,457,078, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls."


FINANCIAL HIGHLIGHTS (CONTINUED)                 CLASS B                                CLASS C
                                                 ------------------------------------   --------------------------------
                                                 YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
                                                 1995        1994        1993(2)         1997        1996        1995(1)
=======================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $10.41     $11.06      $10.96           $10.25     $10.43      $10.32
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .71        .62         .23              .66       .66          .45
Net realized and unrealized gain (loss)              .01       (.64)        .10              .02      (.18)         .10
                                                  ------     ------      ------           ------     -----       -------
Total income (loss) from investment operations       .72       (.02)        .33              .68       .48          .55
-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.69)      (.62)       (.23)            (.63)     (.63)        (.44)
Tax return of capital distribution                    --       (.01)         --             (.01)     (.03)          --
Distributions from net realized gain                  --         --          --               --        --           --
                                                  ------     ------      ------           ------     -----       -------
Total dividends and distributions to
shareholders                                        (.69)      (.63)       (.23)            (.64)     (.66)        (.44)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.44     $10.41      $11.06           $10.29    $10.25       $10.43
=======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                 7.18%     (0.17)%      3.02%            6.83%      4.71%       5.47%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $121,178    $38,877      $5,077          $73,559    $45,356     $14,569
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $  72,131   $15,801      $2,561          $57,506    $32,349      $6,112
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               6.80%      5.91%       4.81%(5)         6.35%      6.34%       6.51%(5)
Expenses                                            1.71%      1.79%       1.87%(5)         1.62%      1.64%       1.80%(5)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                           261%       226%         74%              68%        71%        261%

1. For the period from February 1, 1995 (inception of offering) to September 30, 1995.
2. For the period from May 3, 1993  (inception  of offering) to September
30, 1993.
3. On April 7, 1990,  OppenheimerFunds,  Inc.  became the  investment advisor  to the  Fund.
4.  Assumes a  hypothetical  initial  investment  on the
business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5.  Annualized.
6. The lesser of  purchases  or sales of  portfolio
securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollar-rolls") for the period ended September 30, 1997 were $763,306,417 and $485,457,078, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls." 10

Investment Objective and Policies

Objective.  The Fund seeks high current return and safety of principal.

Investment Policies and Strategies. As a matter of fundamental policy the Fund seeks its objective by investing only in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), repurchase agreements on such securities, and hedging instruments approved by its Board of Trustees.

     U.S. Government Securities include the following types of securities:

      o U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). The payment of interest and repayment of principal at the maturity of U.S. Treasury obligations are backed by the full faith and credit of the United States. That means that the taxing power of the U.S. government is pledged to the payment of interest and principal on those securities.

     o Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. Debt securities issued or guaranteed by U.S. Government agencies or instrumentalities have different levels of credit protection. Some are supported by (a) the full faith and credit of the U.S. Government, such as Government National Mortgage Association ("Ginnie Mae") modified pass-through certificates (b) the right of the issuer to borrow an amount, limited to a specific line of credit, from the U.S. Government, such as bonds issued by Federal National Mortgage Association ("Fannie Mae") (c) the discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality or (d) the credit of the instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"). Securities of U.S. Government agencies and instrumentalities that are supported by the discretionary authority of the U.S. Government to purchase such securities which the Fund may purchase under (c) above include: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, and Federal Intermediate Credit Banks, Freddie Mac and Fannie Mae.

     o Mortgage-Backed Securities. The Fund will invest in Ginnie Mae certificates only of the "fully-modified pass-through" type. These are guaranteed as to timely payment of principal and interest by the full faith and credit of the United States Government. Ginnie Mae certificates are debt securities that represent an interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration, or are guaranteed by the Veterans Administration. The Fund may also invest in other mortgage-backed securities that are issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Freddie Mac and Fannie Mae.

      The Statement of Additional Information contains additional information on U.S. Government securities. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of these securities. If principal is returned, it may be invested in instruments having a higher or lower yield than the prepaid instruments, depending on then-current market conditions. These securities therefore may not be completely effective as a means of "locking in" attractive long-term interest rates. They may also have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. If the Fund buys mortgage-backed securities at a premium, prepayments of principal and foreclosures of mortgages may result in some loss of the Fund's principal investment to the extent of the premium paid.

      Maturity differs from effective duration, which is a volatility measure. Please refer to "What Does the Duration of the Fund's Portfolio Mean?" on page ___ for an explanation of duration.

      o Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO.

     CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

      Prepayments on fixed rate mortgage loans generally increase during periods of falling interest rates and decrease during periods of rising interest rates. If prepayments of mortgages underlying a short-term or intermediate-term CMO occur more slowly than anticipated, the CMO effectively may become a long-term security. The prices of long-term securities generally fluctuate more widely in response to changes in interest rates.

      The Fund may invest in "stripped" mortgage-backed securities, CMOs or other securities issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal value on maturity (and is known as a "P/O").

      The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest-only" are therefore subject to greater price volatility when interest rates change. They have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages and the value of the I/O strip will decline. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

      The value of "principal-only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of traditional bonds of the same maturity that pay interest and principal at a fixed rate.

     Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." The amount of illiquid stripped securities the Fund can hold will be subject to the Fund's fundamental investment policy limiting investments in illiquid securities to 5% of the Fund's assets, described below.

      The value of mortgage-backed securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies, as well as by interest rate risks, described below. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, the Fund may attempt to increase the income it can earn from U.S. Government Securities by writing covered call options against them. Writing covered call options is explained below, under "Investment Techniques and Strategies."

      o What Does the "Duration" of the Fund's Portfolio Mean? The Fund anticipates that under normal market conditions, it will maintain an average effective portfolio duration of not more than three years. The Fund measures its portfolio duration on a "dollar-weighted" basis. "Effective portfolio duration" refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond to decline in value by about 3%. It is a measure of portfolio volatility, and is one of the basic tools used by the Manager in selecting securities for the Fund's portfolio.

      However, the calculation of a bond's duration (or the duration of the entire portfolio of bonds, in the case of the Fund) cannot be relied on as an exact prediction of future volatility. Duration is calculated by using a number of variables and assumptions based on the historical performance of similar bonds, and duration can be affected by unexpected economic changes or other events affecting a security. For example, in the case of CMOs, duration calculations are based on historical rates of prepayments of underlying mortgages, and if these mortgages are prepaid more rapidly or less rapidly than expected, the calculation of duration for a particular CMO may not be correct.

      Because unanticipated events may change the effective duration of securities after the Fund buys them, there can be no assurance that the Fund will achieve its targeted effective duration at all times. Even though the Fund intends that its dollar-weighted average effective portfolio duration will generally not exceed three years, certain market conditions may temporarily increase the Fund's duration beyond its target. See "Investment Risks -Interest Rate Risks". Additionally, the Fund may invest in individual debt obligations of any maturity. "Investment Objective and Policies" in the Statement of Additional Information contains more information on the Fund's calculation of effective portfolio duration.

     o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

     o Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Portfolio turnover affects brokerage costs the Fund pays. Most of the Fund's portfolio transactions are principal transactions and the Fund incurs little brokerage commissions. The Fund may sell U.S. Government Securities without regard to the length of time the Fund has held them. The Manager may take advantage of short-term differentials in yields when short-term trading is consistent with the objective of seeking high current return and safety of principal. The Financial Highlights table above shows the Fund's portfolio turnover rates during prior fiscal years.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not for investors seeking assured income. Although U.S. Government Securities involve little credit risk, their market values will fluctuate until they mature, depending upon prevailing interest rates. The magnitude of those fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer. The Fund has adopted a policy which seeks to limit its portfolio duration. See "What Does the Duration of the Fund's Portfolio Mean?" The Fund's investments include mortgage-backed securities such as Interest Only and Principal Only Strips which are used to manage the Fund's portfolio duration. These securities may have greater price sensitivity to changes in interest rates than Treasury bonds and may be subject to greater price fluctuations. The Fund's share price may decline and there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     o Interest Rate Risks. Although U.S. Government Securities involve little credit risk, their market values will fluctuate until they mature, depending on prevailing interest rates. When prevailing interest rates go up, the market value of already issued debt securities tends to go down. When interest rates go down, the market value of already issued debt securities tends to go up. The magnitude of those fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer. Certain of the Fund's investments, such as I/Os, P/Os and mortgage-backed securities such as CMOs, can be very sensitive to interest rate changes and their values can be quite volatile.

     Changes in interest rates may have a greater effect on mortgage-backed securities than on other fixed income securities because of the potential for prepayment of the underlying mortgages. Prepayments on fixed rate mortgage loans generally increase during periods of falling interest rates and decrease during periods of rising interest rates. Faster than expected mortgage prepayments during periods of declining interest rates may reduce both the market value and the yield to maturity of the mortgage-backed securities. Slower than expected mortgage prepayments during periods of rising interest rates may effectively change a mortgage-backed security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate- term securities. If the Fund holds significant amounts of these mortgage-backed securities during periods of rising interest rates, these securities could cause the Fund's dollar-weighted average effective duration to exceed three years. These circumstances could increase the risk of volatility in the Fund's share price. The Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective of seeking high current income and conservation of principal will be achieved.

      o Special Risks of Derivative Investments. One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that the Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the Fund's share price. Certain derivative investments held by the Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited as discussed in "Illiquid and Restricted Securities".

      o Special Risks of Hedging Instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below, which involve certain risks. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

      o When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date. As a matter of fundamental policy, the Fund will not enter into when-issued or delayed delivery transactions unless the acceptance and delivery of the security to the Fund is mandatory, occurs within 120 days of the trade date, and is settled in cash on the settlement date. As a matter of non- fundamental policy, when-issued securities may be sold prior to the settlement date if the Fund determines that the sale is desirable for investment reasons.

      The Fund may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of mortgage-backed securities in which the Fund may invest. The Fund would be required to identify liquid securities, either debt or equity, with its custodian bank in an amount equal to its obligation under the roll.

      o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. As a matter of fundamental policy, the Fund will not enter into repurchase transactions that will cause more than 25% of the Fund's net assets to be subject to repurchase agreements having a maturity of seven days or less, or that will cause more than 5% of the Fund's net assets to be subject to repurchase agreements having a maturity beyond seven days. Also as a matter of fundamental policy, the Fund will not enter into repurchase agreements unless ownership and control of the securities subject to the agreement are transferred to the Fund. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

      o Reverse Repurchase Agreements. Although the Fund currently does not do so, it may enter into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest.

     o Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. As a fundamental policy, the Fund will not invest more than 5% of its total assets in illiquid or restricted securities. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, and certain participation interests other than those with puts exercisable within seven days.

     o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

     The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures and call options and writing put options, tend to increase the Fund's exposure to the securities market as a temporary substitute for purchasing securities. However, the Fund may purchase futures contracts as a hedge with respect to certain assets, such as I/O strips, whose values decline as interest rates decline. Writing put options or covered call options may also provide income to the Fund for liquidity purposes or raise cash for the Fund to distribute to shareholders. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, the Fund may attempt to increase the income it can earn from U.S. Government Securities by writing covered call options against them.

      o Futures. The Fund may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures) and commodities (these are referred to as Commodity Futures). Interest Rate Futures are described in "Hedging" in the Statement of Additional Information.

      o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). Calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc., or traded in the over-the-counter market. A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

      The Fund may buy calls only on securities or Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options.

     When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund owns the investment on which the call was written or securities that are acceptable for the escrow requirements. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

      The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy puts (whether or not it holds such securities in its portfolio) or Interest Rate Futures. The Fund can buy a put on an Interest Rate Future whether or not the Fund owns the particular Future in its portfolio. The Fund may write puts on securities or Interest Rate Futures in an amount up to 50% of its total assets only if such puts are covered by segregated liquid assets. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

     o Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially- designed investment whose performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging," above). CMOs, interest rate swaps, and "interest-only" and "principal-only" securities may also be considered derivative investments.

Other Investment Restrictions. The Fund has other investment restrictions which are "fundamental" policies. Under these fundamental policies, the Fund cannot do any of the following:

     o borrow money, except from banks for temporary purposes in amounts not in excess of 5% of the value of its assets. No assets of the Fund may be pledged, mortgaged or hypothecated other than to secure a borrowing, and then in amounts not exceeding 7.5% of the Fund's total assets. Borrowings may not be made for leverage, but only for liquidity purposes to satisfy redemption requests when liquidation of portfolio securities is considered inconvenient or disadvantageous. However, the Fund may enter into reverse repurchase agreements and when-issued and delayed delivery transactions. The prohibition against pledging, mortgaging or hypothecating assets does not bar the Fund from escrow arrangements for options trading or collateral or margin arrangements in connection with hedging instruments approved by the Fund's Board of Trustees.

      o enter into a repurchase transaction that will cause more than 25% of the Fund's total assets to be subject to such agreements.

      o make loans, except that the Fund may purchase or hold debt obligations and enter into repurchase transactions and may lend its portfolio securities in amounts not exceeding 25% of the total assets of the Fund. Such loans must be collateralized by cash or U.S. Government Securities in amounts equal at all times to at least 100% of the value of the securities loaned, including accrued interest.

      o purchase restricted or illiquid securities (including repurchase agreements of more than seven days' maturity and other securities that are not readily marketable) if more than 5% of the Fund's total assets would be invested in such securities.

      o purchase any securities (other than U.S. Government Securities) that would cause more than 5% of the Fund's total assets to be invested in securities of a single issuer, or purchase more than 10% of the outstanding voting securities of an issuer.

      o deviate from its other fundamental policies described in "Investment Objective and Policies" and "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes the investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Additional investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1986 as a Massachusetts business trust. The Fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest. Organized as a series fund, the Fund presently has only one series.

      The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities and its fees. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success.

     o Portfolio Manager. The Portfolio Manager of the Fund is Jerry A. Webman. He is a Vice President of the Fund and a Senior Vice President of the Manager and has been the person principally responsible for the day-to-day management of the Fund's portfolio since July 15, 1997. Mr. Webman also serves as an officer and a portfolio manager of other Oppenheimer funds. Previously he was an officer and analyst with Prudential Mutual Fund - Investment Management, Inc.

      o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.500% of the first $100 million of the Fund's average annual net assets, 0.450% of the next $150 million, 0.425% of the next $250 million and 0.400% of average annual net assets in excess of $500 million. The Fund's management fee for its fiscal year ended September 30, 1997, was 0.43% of average annual net assets for Class A, Class B and Class C.

      The Fund pays expenses related to its daily operations, such as custodian fees, certain Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expenses for brokerage. From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment advisor.

      o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their accounts, to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance data may help you see how well your investment has done over time and to compare it to other mutual funds or market indices, as we have done below.

      It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      o Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by- year performance.

      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted at "net asset value," without including the effect of the sales charge and those returns would be less if sales charges were deducted.

     o Yield. Different types of yields may be quoted to show performance. Each class of shares calculates its standardized yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class paid for a stated period by the maximum offering price on the last day of the period and annualizing the result. Yields for Class A shares normally reflect the deduction of the maximum initial sales charge, but may also be shown without deducting sales charge. Yields for Class B shares and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1997, followed by a graphical comparison of the Fund's performance to appropriate an broad-based market index and a sector index.

      o Management's Discussion of Performance. The Fund's strong performance during the fiscal year ended September 30, 1997, can be attributed primarily to a favorable interest rate environment during the first nine months and the Fund's actively managed investments in higher-yielding mortgage-backed securities throughout the year. During the early part of the fiscal year, the relative stability of long-term interest rates created a favorable environment for the Fund, especially in view of the Fund's substantial investments in mortgage-backed securities. Investors' concerns about the rate of economic growth and its potentially adverse effects on inflation resulted in uncertainty in the U.S. government securities market during January through March, causing yields on U.S. Treasury securities to rise. As these concerns subsided, interest rates trended lower during the last six months of the Fund's fiscal year though not consistently so. In anticipation of a continuing decline in interest rates, the Fund's Manager began to selectively shift more of the Fund's assets to U.S. Treasury securities, while retaining a substantial weighting in mortgage-backed securities. Continuing investor demand for the higher-yielding mortgage-backed securities helped support the value of mortgage-backed securities even as interest rates fell and the risk of mortgage prepayment increased. Mortgage prepayment risk is the risk that homeowners will refinance their mortgages to obtain a lower interest rate and, thus, return principal early to mortgage holders. The Fund's Manager attempted to mitigate this risk further by selling securities considered more subject to, and replacing them with securities believed to be less subject to, this risk. During the fiscal year ended September 30, 1997, the Fund's practice of attempting to pay dividends on Class A shres at a constant level did not have a material impact on investment strategies or the Fund's net asset value per share. The Fund's portfolio holdings, allocations and its portfolio manager's strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The charts below show the performance of hypothetical $10,000 investments in Class A, Class B and Class C shares of the Fund held until September 30, 1997 in the case of Class A shares, for the ten year period ended September 30, 1997, in the case of Class B shares, from the inception of the class on May 3, 1993 and in the case of Class C shares, from the inception of the Class on February 1, 1995. In all cases all dividends and capital gains distributions were reinvested in additional shares. Since the Class Y shares are new as of the date of this Prospectus, there are no comparisons shown for that class.

     The Fund had a different investment advisor prior to April 7, 1990. The Fund's maximum initial sales charge for Class A shares and contingent deferred sales charges for Class B shares were reduced effective April 1, 1994, so that actual results for those share classes for prior periods would have been less. The graph reflects the deduction of the 3.50% current maximum initial sales charge on Class A shares, the maximum contingent deferred sales charge of 4% on Class B shares and the 1% contingent deferred sales charge on Class C shares during the first year.

      The graphs on the following pages compare the Fund's performance against the Lehman Brothers U.S. Government Bond Index, a broad-based unmanaged index of U.S. Treasury issues, publicly- issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government. That index is widely used to measure the performance of the U.S. Government securities market. The graphs below also compare the Fund's performance against the Lehman Brothers 1 - 3 Year Government Bond Index, an unmanaged sector index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government with maturities of one to three years. This secondary index comparison is included to reflect the adoption by the Fund, effective May 1, 1994, of the investment policy that the Fund will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index and the index data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class A), Lehman Brothers U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[Graph]

Average Annual Total Return of Class A Shares of the Fund at 9/30/97(1)

1 Year    5 Year  10 Year
------            ------            ----
3.85%             5.12%             8.22%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer   Limited-Term   Government  Fund(Class  B),  Lehman  Brothers  U.S.
Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[Graph]

Average Annual Total Return of Class B Shares of the Fund at 9/30/97(2)

1 Year            Life
------            -----
2.82%             4.64%

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graphs for the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index begins on 9/30/87 for the Class A shares and on 4/30/93 for the Class B shares.

(1) The inception date of the Fund (Class A shares) was 3/10/86. The average annual total returns and the ending account value are shown net of the current 3.50% maximum initial sales charge.
(2) Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4% and 1% contingent deferred sales charges, respectively, for the one year period and life of the class. The ending account value for Class B shares in the graph is net of the applicable 1% contingent deferred sales charge.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class C), Lehman Brothers U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[Graph]

Average Annual Total Return of Class C Shares of the Fund at 9/30/97(3)

1 Year            Life
------            -----
5.83%             6.40%

Total returns and ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index begins on 1/31/95.

(3) Class C shares of the Fund were first publicly offered on 2/1/95. The return for the one year result is shown net of the 1% contingent deferred sales charge for the period.

Past performance is not predictive of future performance.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      o Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page __). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within five years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you owned your shares as described in "Buying Class B Shares" below.

      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares" below.

     o Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor. See "Buying Class Y Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We assumed you are an individual investor, and therefore ineligible to purchase Class Y shares. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

      The factors discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time or higher class-based expenses on the shares of Class B or Class C for which no initial sales charge is paid.

      o Investing for the Short Term. If you have a short term investment horizon (that is, you plan to hold your shares for not more than five years), you should probably consider purchasing Class A or Class C shares rather Class B shares. Because of the effect of the Class B contingent deferred sales charge if you redeem in less than five years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term, Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward five years Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more), Class A shares may become more advantageous than class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

      For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

      o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for five years or more, Class B shares may be an appropriate consideration if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charge available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course all of these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

      o Are There Differences in Account Features that Matter to You? Because some features (such as checkwriting) may not be available to Class B or C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, this may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information.

     o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

      o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      o Under pension and profit-sharing plans, 401(k)plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

      o There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     Shares may be purchased by Federal Funds Wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire and receive further instructions.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

     o At What Prices Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally the net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. Different sales charge rates and commissions applied to sales of Class A shares prior to April 1, 1994. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                      Front-End            Front-End
                      Sales Charge         Sales Charge         Commission as
                      As Percentage of     As Percentage of     As Percentage of
Amount of Purchase    Offering Price       Amount Invested      Offering Price
---------------------------------------------------------------------------
Less than $100,000      3.50%                3.63%                3.00%
---------------------------------------------------------------------------
$100,000 or more but
less than $250,000      3.00%                3.09%                2.50%
---------------------------------------------------------------------------
$250,000 or more but
less than $500,000      2.50%                2.56%                2.00%
---------------------------------------------------------------------------
$500,000 or more but
less than $1 million    2.00%                2.04%                1.50%

      The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o purchases aggregating $1 million or more;

     o purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan, an employee's 403(b)(7) custodial plan, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"), that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or
(3) certifies that it projects to have annual plan purchases of $200,000 or more;

      o purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases; or

     o purchases by a retirement plan qualified under Section 401(a) if the retirement plan has total assets of $500,000 or more.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts; and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

      If you redeem any of those shares purchased prior to May 1, 1997 within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price(which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

      o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate for current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares);

      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of investment advisors or financial planners (who have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

     o any unit investment trust that has entered into an appropriate agreement with the Distributor; or

      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements were consummated and share purchases commenced by December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or one of its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time a purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

      o if at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month ( and no further commission will be payable if the shares are redeemed within 12 months of purchase);

     o for distributions from TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

      o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manger or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

      o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

      o for distribution from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within five years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to compensate it for providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 5 years, and (3) shares held the longest during the 5-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of              Contingent Deferred Sales Charge
Month in which                        On Redemptions in That Year
Purchase Order Was Accepted           (As % of Amount Subject to Charge)
------------------------------------------------------------------
0-1                                   4.0%
------------------------------------------------------------------
1-2                                   3.0%
------------------------------------------------------------------
2-3                                   2.0%
------------------------------------------------------------------
3-4                                   2.0%
------------------------------------------------------------------
4-5                                   1.0%
------------------------------------------------------------------
5 and following                       None

      In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made. Different contingent deferred sales charges applied to redemptions of Class B shares prior to April 1, 1994.

      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.00% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     o Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fees to compensate dealers for providing personal and account maintenance services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

      The Distributor currently pays sales commissions of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is 3.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may also pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor may also pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor's actual expenses in selling Class B and C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and C shares. Therefore, those expenses may be carried over and paid in future years. At September 30, 1997, the end of the Class B and Class C Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $4,697,177(equal to 2.56% of the Fund's net assets represented by Class B shares on that date), and unreimbursed expenses under the Class C Plan of $1,134,939(equal to 1.54% of the Fund's net assets represented by Class C shares on that date) which have been carried over into the present Plan year. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

      o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will they apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o returns of excess contributions to Retirement Plans;

      o distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request; or

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants of beneficiaries.

      Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o shares issued in plans of reorganization to which the Fund is a party;

     o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies" below; or

     o Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

Buying Class Y Shares. Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors, such as insurance companies, registered investment companies and employee benefit plans that have special agreements with the Distributor for this purpose. These include Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, which may purchase Class Y shares of the Fund and other Oppenheimer funds for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors are not able to invest in Class Y shares directly.

While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, an institutional investor buying the shares for its customers' accounts may impose charges on those accounts . The procedures for purchasing, redeeming, exchanging, or transferring the Fund's other classes of shares and the special account features that apply to those shares described elsewhere in this Prospectus (other that provisions as to the timing of the Fund's receipt of purchase, redemption and exchange orders) in general do not apply to Class Y shares.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      o Purchasing  Shares. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares" below for details.

     o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares" below for details.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

      o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

      o  403(b)(7)   Custodial  Plans  for  employees  of  eligible   tax-exempt
organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment

     o Pension and Profit-Sharing Plans for self-employed persons and other employers

      o  401(k) prototype retirement plans for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, or by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      o Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     o You wish to redeem more than $50,000 worth of shares and receive a check

     o The redemption check is not payable to all shareholders listed on the account statement

     o The redemption check is not sent to the address of record on your account statement

     o Shares are being transferred to a Fund account with a different owner or name

     o Shares are redeemed by someone other than the owners (such as an Executor)

     o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, or as a fiduciary you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

      o Your name

      o The Fund's name

      o Your Fund account number (from your account statement)

      o The dollar amount or number of shares to be redeemed

      o Any special payment instructions

      o Any share certificates for the shares you are selling

     o The signatures of all registered owners exactly as the account is registered, and

      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

      o  To redeem shares through a service representative, call 1-800-852-8457

      o  To redeem shares automatically on PhoneLink, call 1-800-
533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

     o Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account if the bank is a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

      o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

      o Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.

      o Checks must be written for at least $100.

     o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.

      o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

      o Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure and refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence.

      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.

      o You must meet the minimum purchase requirements for the fund you purchase by exchange.

     o Before exchanging into a fund, you should obtain and read its prospectus.

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

     o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using
PhoneLink for automated exchanges, by calling 1- 800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same names and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     o Net asset value per share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     o The  Transfer  Agent  will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class Y shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as ten days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal funds wire, certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for any reason other than the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service regulations on tax reporting of income.

      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B, Class C and Class Y shares from net investment income each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on the last business day every month, but the Board of Trustees can change that date. Distributions may be made monthly from any net short-term capital gains the Fund realizes in selling securities. Dividends paid on Class A and Class Y shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

      Commencing with the Fund's fiscal quarter beginning July 1, 1994, the Fund adopted the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends are subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that class.

      The practice of attempting to pay dividends on Class A shares at a constant level requires the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. The Fund anticipates paying dividends at the targeted dividend level from net investment income and other distributable income without any material impact on the Fund's net asset value per share.

      The Board of Trustees may change the Fund's targeted dividend level at any time, without prior notice to shareholders. The Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year, which is September 30th. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short- term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

     o Reinvest Capital Gains Only. You can elect to reinvest long- term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to Federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "Buying a Distribution." If you buy shares just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      o Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

      o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

APPENDIX A

        Special Sales Charge Arrangements for Shareholders of the Fund
          Who Were Shareholders of the Former Quest for Value Funds


The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Growth and Income Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) purchased by such shareholder by exchange of shares of other Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

     o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

      o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                              Front-End         Front-End
                              Sales             Sales             Commission
                              Charge            Charge            as
                              as a              as a              Percentage
Number of                     Percentage        Percentage        of
Eligible Employees            of Offering       of Amount         Offering
or Members                    Price             Invested          Price
-------------------------------------------------------------------------
9 or fewer                    2.50%             2.56%             2.00%
-------------------------------------------------------------------------
At least 10 but not
 more than 49                 2.00%             2.04%             1.60%

      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ to __ of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

      o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds.

The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

      o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Oppenheimer Limited-Term Government Fund
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

OppenheimerFunds Internet Web Site
http://www.oppenheimerfunds.com

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state. PS0855.001.0198 *Printed on recycled paper

                             APPENDIX TO PROSPECTUS OF
                     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

     Graphic material included in Prospectus of Oppenheimer Limited- Term Government Fund: "Comparison of Total Return of Oppenheimer Limited-Term Government Fund with Lehman Brothers U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index - Change in Value of a $10,000 Hypothetical Investment."

      Linear graphs will be included in the Prospectus of Oppenheimer Limited-Term Government Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in (i) Class A shares of the Fund from September 30, 1987 to fiscal year-end September 30, 1997, (ii) Class B shares of the Fund during the period May 3, 1993 (inception date for Class B shares) to September 30, 1997 and (iii) Class C shares of the Fund during the period February 1, 1995 (inception date for Class C shares) to September 30, 1997, in each case comparing such values with the same investments over the same time periods with the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index, is set forth in the Prospectus under "Comparing the Fund's Performance to the Market."

                  Oppenheimer          Lehman Bros.         Lehman Bros.
                  Limited-Term         U.S. Govt.           1-3 Yr. Govt.
                  Government: A        Bond Index           Bond Index

09/30/87          $ 9,650              $10,000              $10,000
09/30/88          $10,988              $11,202              $10,875
09/30/89          $12,048              $12,449              $11,841
09/30/90          $13,151              $13,311              $12,945
09/30/91          $15,082              $15,369              $14,402
09/30/92          $16,571              $17,355              $15,831
09/30/93          $17,832              $19,279              $16,612
09/30/94          $17,965              $18,501              $16,803
09/30/95          $19,408              $21,011              $18,179
09/30/96          $20,482              $21,939              $19,208
09/30/97          $22,043              $23,949              $20,530


                  Oppenheimer          Lehman Bros.         Lehman Bros.
                  Limited-Term         U.S. Govt.           1-3 Yr. Govt.
                  Government: B        Bond Index           Bond Index

05/03/93(1)       $10,000              $10,000              $10,000
09/30/93          $10,283              $10,542              $10,188
09/30/94          $10,265              $10,117              $10,305
09/30/95          $11,001              $11,489              $11,149
09/30/96          $11,523              $11,997              $11,780
09/30/97          $12,216              $13,096              $12,591

                  Oppenheimer          Lehman Bros.         Lehman Bros.
                  Limited-Term         U.S. Govt.           1-3 Yr. Govt.
                  Government: C        Bond Index           Bond Index

02/01/95(2)       $10,000              $10,000              $10,000
09/30/95          $10,547              $11,110              $10,673
09/30/96          $11,044              $11,601              $11,277
09/30/97          $11,798              $12,664              $12,053
---------------------

(1) The inception date for Class B shares is 5/3/93. (2) For the period from 2/1/95 (commencement of operations) to 9/30/97.

Oppenheimer Limited-Term Government Fund

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated January 26, 1998

      This Statement of Additional Information of Oppenheimer Limited-Term Government Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 26, 1998. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents                                                                  Page


About the Fund
Investment Objective and Policies.............................................

   Investment Policies and Strategies.........................................

   Other Investment Techniques and Strategies.................................
   Other Investment Restrictions..............................................
How the Fund is Managed.......................................................
   Organization and History...................................................
   Trustees and Officers of the Fund..........................................
   The Manager and Its Affiliates.............................................
Brokerage Policies of the Fund................................................
Performance of the Fund.......................................................
Distribution and Service Plans................................................

About Your Account
How to Buy Shares.............................................................
How to Sell Share.............................................................
How to Exchange Shares........................................................
Dividends, Capital Gains and Taxes............................................
Additional Information about the Fund.........................................

Financial Information About the Fund
Independent Auditors' Report..................................................
Financial Statements..........................................................

Appendix
Industry Classifications...................................................A-1

ABOUT THE FUND

Investment Objective And Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

      o U.S. Government Securities. The obligations of U.S. Government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies'
obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government Securities of such agencies and instrumentalities only when the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager") is satisfied that the credit risk with respect to such instrumentality is minimal.

      General changes in prevailing interest rates will affect the values of the Fund's portfolio securities. The value will vary inversely to changes in such rates. For example, if such rates go up after a security is purchased, the value of the security will generally decline. A decrease in interest rates may affect the maturity and duration, and yield of mortgage-backed securities by increasing unscheduled prepayments of the underlying mortgages. With its objective of seeking high current return and safety of principal, the Fund may purchase or sell securities without regard to the length of time the security has been held, to take advantage of short-term differentials in yields. While short-term trading increases the portfolio turnover, the execution cost for U.S. Government Securities is substantially less than for equivalent dollar values of equity securities (see "Brokerage Provisions of the Investment Advisory Agreement," below).

     Under normal circumstances, the Fund anticipates that it will maintain a dollar-weighted average portfolio effective duration of not more than three years. However, because unanticipated events may change the effective duration of securities after the Fund purchases them, there can be no assurance that the Fund will achieve its targeted duration at all times. Additionally, the Fund may invest in individual debt obligations of any maturity or duration. The Manager will in good faith determine the effective duration of debt obligations purchased by the Fund and will consider various factors applicable to each type of debt obligation, including those set forth below. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. For generic fixed-income securities, duration is calculated as the average time of present- value-weighted cash flows divided by a small adjustment factor, pursuant to a calculation known as modified Macaulay duration. Thus, for any generic fixed-income security with interest payments occurring prior to the payment of principal, duration is also less than maturity. Also, all other factors being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

      Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by segregated liquid assets) will lengthen the portfolio's duration. There are some situations, however, where the standard modified Macaulay duration calculation does not properly reflect the interest rate exposure of a security. For example, the interest rate exposure is not properly captured by modified Macaulay duration in the case of mortgage pass-though securities. The stated final maturity of such securities is generally 30 years, but changes in prepayment rates are more critical in determining the securities' price exposure to interest rates. Indeed, the modified Macaulay calculation even falls short in calculating the price sensitivity of callable bonds to interest rates. In these and other similar situations, the Manager will use more sophisticated analytical techniques that incorporate the economic life of a security as well as relevant macroeconomic factors (e.g., mortgage prepayment rates) into the determination of the Fund's effective duration.

      The U.S. Government Securities in which the Fund may invest include the following:

      o Ginnie Mae Certificates. The Government National Mortgage Association ("Ginnie Mae") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. Ginnie Mae's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Mae Certificates are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA").

      The Ginnie Mae Certificates in which the Fund invests are of the "fully modified pass-through" type, that is, they provide that the registered holders of the Certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of such Ginnie Mae Certificates, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Mae Certificates purchased by the Fund are guaranteed as to timely payment of principal and interest by Ginnie Mae. It is expected that payments received by the issuers of Ginnie Mae Certificates on account of the mortgages backing the Certificates will be sufficient to make the required payments of principal of and interest on such Ginnie Mae Certificates, but if such payments are insufficient for that purpose, the guaranty agreements between the issuers of the Certificates and Ginnie Mae require the issuers to make advances sufficient for such payments. If the issuers fail to make such payments, Ginnie Mae will do so.

      Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty issued by Ginnie Mae as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." Ginnie Mae is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under such guaranties.

      Ginnie Mae Certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of payments received by the issuers on account of such mortgages, Ginnie Mae Certificates do not constitute a liability of, nor evidence any recourse against, such issuers, but recourse is solely against Ginnie Mae. Holders of Ginnie Mae Certificates (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Mae Certificates held by the Fund. All of the mortgages in the pools relating to the Ginnie Mae Certificates in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Mae Certificates have a stated maturity of up to 30 years, it has been the experience  of the  mortgage  industry  that  the  average  life  of  comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less. Periods of dropping interest rates may spur refinancing of existing mortgages, accelerating the rate of prepayments. Prepayments on such mortgages received by the Fund will be reinvested in additional Ginnie Mae Certificates or other U.S. Government Securities. The yields on such additional securities may not necessarily be the same as (and may be lower than) the yields on the prepaid securities, which will affect the income the Fund receives and pays to its shareholders.

      o Federal Home Loan Mortgage Corporation ("Freddie Mac") Certificates. Freddie Mac, a corporate instrumentality of the United States, issues Freddie Mac Certificates representing interests in mortgage loans. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate timely payment of the amounts representing a holder's proportionate share in (i) interest payments less servicing and guarantee fees, (ii) principal prepayments and (iii) the ultimate collection of amounts representing such holder's proportionate interest in principal payments on the mortgage loans in the pool represented by such Freddie Mac Certificate, in each case whether or not such amounts are actually received. The obligations of Freddie Mac under its guarantees are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States.

      o Federal National Mortgage Association ("Fannie Mae") Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing such holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate, less servicing and guarantee fees, and such holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan, in each case whether or not such amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any agency or instrumentality thereof other than Fannie Mae.

Other Investment Techniques And Strategies

     o Repurchase Agreements. The Fund may acquire securities that are subject to repurchase agreements, in order to generate income while providing liquidity. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. An "approved vendor" is a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Fund's Board of Trustees from time to time. The sale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements will require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. If the vendor of a repurchase agreement fails to pay the agreed-upon resale price on the delivery date, the Fund's risks in such event may include any costs of disposing of the collateral, and any loss from any delay in foreclosing on the collateral.

     o Reverse Repurchase Agreements. The Fund does not intend to invest in Reverse Repurchase Agreements. If it does, the Fund will identify to its Custodian, cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. The Fund may use reverse repurchase agreements as a source of funds on a short-term basis (and not for leverage). As a fundamental policy, the Fund will not enter into reverse repurchase agreements in amounts exceeding 25% of the total assets of the Fund. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party. As a matter of fundamental policy, the Fund will not enter into a reverse repurchase transaction unless the securities collateralizing the transaction have a maturity date not later than the settlement date for the transaction.

      o Restricted and Illiquid Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     o Loans of Portfolio Securities. The Fund may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the Fund's total assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders', administrative or other fees the Fund pays in connection with the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, or risks of delay in recovery of the securities, or loss of rights in the collateral should the borrower fail financially. The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. The value of the securities loaned is not expected to exceed 5% of the Fund's total assets in the coming year.

     o Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities in which it can invest. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to selected banks or other entities and simultaneously agree to repurchase a similar security (same type, coupon and maturity) from the institution at a specified later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and
(iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase securities. The Fund will enter into only "covered" rolls. Upon entering into a mortgage-backed security roll, the Fund will be required to identify liquid securities, either debt or equity, with its Custodian in amount equal to its obligation under the roll.

     o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market
exists,  but  which  are  not  available  for  immediate  delivery.   When  such
transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. Such securities may bear interest at a lower rate than longer-term securities. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will a segregate or identify with its Custodian liquid assets consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. Although the Fund enters into such transactions with the intention of actually receiving or delivering the securities, when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

      When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     o Hedging. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments to manage its exposure to changing interest rates and securities prices. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Puts and covered calls may also be written on U.S. Government Securities to attempt to increase the Fund's income. For hedging purposes, the Fund may use Interest Rate Futures and call and put options on debt securities and Interest Rate Futures (all of the foregoing are referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to do the following: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), (ii) protect unrealized gains in the value of the Fund's debt securities which have appreciated, (iii) facilitate selling debt securities for investment reasons, and (iv) establish a position in the debt securities markets as a temporary substitute for purchasing particular debt securities. A call or put may be purchased only if, after such purchase, the value of all call and put options held by the Fund would not exceed 5% of the Fund's total assets. The Fund will not use Futures and options on Futures for speculation. The Hedging Instruments the Fund may use are described below.

      The Fund may use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund may: (i) sell Interest Rate Futures, (ii) purchase puts on such Futures or U.S. Government Securities, or (iii) write covered calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, or to protect the value of certain assets in the Fund, such as Interest Only strips, whose values decline as interest rates decline, the Fund may: (i) purchase Futures, or (ii) purchase calls on such Futures or on U.S. Government Securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income.

        Additional Information about the Hedging Instruments the Fund may use is provided below. At present, the Fund does not intend to enter into Futures and options on Futures (other than in connection with a bona fide hedging strategy) if, after any such purchase, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

     o Writing Covered Calls. The Fund may write (i.e. sell) call options ("calls") on U.S. Government Securities to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions, subject to the limitations stated in the Prospectus. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     o Writing Put Options. The Fund may write put options on U.S. Government securities or Interest Rate Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Similar to writing covered calls where the Fund must own the security subject to the call or other securities acceptable for applicable for escrow requirements, puts must be covered by segregated liquid assets equal to exercise price of the put. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      o Purchasing Calls and Puts. The Fund may purchase calls on U.S. Government Securities or on Interest Rate Futures, in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. The value of U.S. Government Securities underlying calls purchased by the Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e. securities with maturities of no more than 13 months). When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on a Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      The Fund may purchase put options ("puts") which relate to U.S. Government Securities (whether or not it holds such securities in its portfolio) or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

     Buying a put on Interest Rate Futures or U.S. Government Securities permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the bond market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on Interest Rate Futures or U.S. Government Securities not held by it, the put protects the Fund to the extent that the prices of the underlying Future or U.S. Government Security move in a similar pattern to the prices of the U.S. Government Securities in the Fund's portfolio.

      An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund may pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      o Interest Rate Futures. The Fund may buy and sell Interest Rate Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

      Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund may engage in interest rate swaps only with respect to securities it holds, and not in excess of 25% of its total assets.

      The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".

      o Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the option or upon the Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option "is in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges through one or more or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment advisor. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      o Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax)

      o Risks Of Hedging With Options and Futures. In addition to the risks with respect to hedging discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      If the Fund uses Hedging Instruments to establish a position in the U.S. Government Securities markets as a temporary substitute for the purchase of individual U.S. Government Securities (long hedging) by buying Interest Rate Futures and/or calls on such Futures or on U.S. Government Securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the U.S. Government Securities purchased.

Other Investment Restrictions

The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective, cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot:

      (1) purchase or sell real estate, commodities or commodity contracts; however, the Fund may use hedging instruments approved by its Board whether or not such hedging instruments are considered commodities or commodity contracts;

      (2) invest in interests in oil, gas, or other mineral exploration or development programs;

      (3) purchase securities on margin or make short sales of securities; however the Fund may make margin deposits in connection with its use of hedging instruments approved by its Board;

      (4) underwrite securities except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio;

      (5) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or other acquisition;

      (6) enter into reverse repurchase agreements that will cause more than 25% of the Fund's total assets to be subject to such agreements;

      (7) make investments for the purpose of exercising control of management;

      (8) purchase or retain securities of any company if, to the knowledge of the Fund, its officers and trustees and officers and directors of the Manager who individually own more than 0.5% of the securities of such company together own beneficially more than 5% of such securities;
      (9) purchase or retain securities of issuers having a record of less than three years' continuous operation (such period may include the operation of predecessor companies or enterprises if the issuer came into existence as a result of a merger, consolidation or reorganization, or the purchase of substantially all of the assets of the predecessor companies or enterprises);

      (10)  purchase or sell standby commitments; or

      (11) invest more than 25% of its assets in a single industry (neither the U.S. Government nor any of its agencies or instrumentalities are considered an industry for the purposes of this restriction).

      For purposes of the Fund's policy not to concentrate its assets, described in the last restriction above, the Fund has adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.

      The percentage restrictions described above and in the Prospectus are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

How the Fund is Managed

Organization  and  History.  The Fund  was  established  in 1986 as First  Trust
Fund-U.S. Government Series and changed its name to Oppenheimer Government Securities Fund on July 10, 1992, and on May 1, 1994 to Oppenheimer Limited-Term Government Fund.

      As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of at least 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Trust. Shareholders of a particular class vote separately on proposals which affect that class, and shareholders of a class which is not affected by that matter are not entitled to vote on the proposal. Shareholders of a class vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

      The Trustees are authorized to create new series and classes of series. The Trustees may classify and reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares provided that the proportionate beneficial interest of a shareholder in the Fund is not changed. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Fund, and any shareholder of the Fund, agrees under the Fund's Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand which may arise out of any dealings with the Fund, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers Of The Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. George Bowen became a Trustee on December 16, 1997. All Trustees are also trustees, directors, or managing general partners of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial Money Market Trust, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term
Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver Oppenheimer funds") except for (i) Mr. Fossel who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Centennial New York Tax Exempt Trust and Centennial America Fund L.P., (ii) Ms. Macaskill who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund and Oppenheimer Variable Account Funds, and (iii) Mr. Bowen who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds, Centennial New York Tax Exempt Trust and Centennial America Fund L.P. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver Oppenheimer funds. All of the officers except Mr. Webman hold similar positions with each of the Denver Oppenheimer funds. As of January 1, 1998, the Trustees and Officers of the Fund as a group owned less than 1% of the Fund's issued and outstanding shares. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the Trustees and officers listed below, Ms. Macaskill and Mr. Donohue, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

ROBERT G. AVIS, Trustee*, Age 66
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Trustee, Age 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

GEORGE C. BOWEN, Vice President, Treasurer, Assistant Secretary and Trustee*, Age 61 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July
1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.

CHARLES CONRAD, JR., Trustee, Age 67
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee, Age 55
P.O. Box 44, Mead Street, Waccabuc, New York  10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company, and Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

SAM FREEDMAN, Trustee, Age 57
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

RAYMOND J. KALINOWSKI, Trustee, Age 68
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. HOWARD KAST, Trustee, Age 76
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee, Age 76
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*, Age 49
Two World Trade Center, New York, New York  10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager and Chief Executive Officer (since September 1995); President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director (since October 1990) of OAC;
President  (since  September  1995)  and a  director  (since  November  1989) of
Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996) ; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

NED M. STEEL, Trustee, Age 82
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

JAMES C. SWAIN,  Chairman,  Chief  Executive  Officer and Trustee*,  Age 64
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"), and Chairman of the Board of SSI. ANDREW J. DONOHUE, Vice President and Secretary, Age 47 Two World Trade Center, New York, New York 10048-0203 Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset
Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer
Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

JERRY A. WEBMAN, Vice President and Portfolio Manager, Age 49
Senior Vice President of the Manager (since February, 1996); an officer of other Oppenheimer funds; previously an officer and analyst with Prudential Mutual Fund
- Investment Management, Inc.

ROBERT J. BISHOP, Assistant Treasurer, age 39
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT  T. FARRAR, Assistant Treasurer, Age 33
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, Assistant Secretary, Age 49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.
---------------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     o Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill, Mr. Bowen and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during fiscal year ended September 30, 1997. The compensation from all of the other Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.

                                                      Total Compensation
                              Aggregate               From All
                              Compensation            Denver-based
Name and Position             from the Fund           Oppenheimer funds(1)

Robert G. Avis                $225                    $63,501
  Trustee

William A. Baker              $273                    $77,502
  Audit and Review
  Committee Ex-Officio
  Member(2) and Trustee

Charles Conrad, Jr.           $255                    $72,000
  Trustee(3)

Jon S. Fossel                 $224                    $63,277
  Trustee

Sam Freedman                  $235                    $66,501
  Audit and Review
  Committee Member(2)
  and Trustee

Raymond J. Kalinowski         $253                    $71,561
  Audit and Review
  Committee Member(2)
  and Trustee

C. Howard Kast                $270                    $76,503
  Audit and Review
  Committee Chairman(2)
  and Trustee

Robert M. Kirchner            $255                    $72,000
  Trustee(3)

Ned M. Steel                  $225                    $63,501
 Trustee
-------------------------------------
(1) For the 1997 calendar year.
(2) Committee positions effective July 1, 1997
(3) Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and Review Committee.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under this plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under this plan will not materially affect the Fund's assets, liabilities or net income per share. The plan does not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may, without shareholder approval and notwithstanding its fundamental investment policy restricting investments in other investment companies, as described on page 14, invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustees' deferred fee accounts.

Major Shareholders. As January 1, 1998, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C shares or Class Y shares except Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, which was the record owner of 5,155,178.273 Class A shares (approximately 9.47% of Class A shares outstanding) and 1,342,776.318 Class C shares (approximately 16.38% of the Class C shares then outstanding). .

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and three of whom (Ms. Macaskill, Mr. Bowen and Mr. Swain) serve as Trustees of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     o Portfolio Management. The Portfolio Manager of the Fund is Jerry A. Webman, who is principally responsible for the day-to-day management of the Fund's portfolio. Mr. Webman's background is described in the Prospectus under "Portfolio Management." Other members of the Manger's fixed-income portfolio department, portfolio analysts, traders and other portfolio managers having broad experience with domestic and international government and corporate fixed-income securities, provide the Fund's portfolio managers with support in managing the Fund's portfolio.

      o The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor under the Distribution Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation. For the Fund's fiscal years ended September 30, 1995, 1996, and 1997 the management fees paid by the Fund to the Manager were $1,599,989, $2,529,645 and $2,924,120, respectively.

      There is no currently applicable expense limitation in the Investment Advisory Agreement between the Fund and the Manager. The Investment Advisory Agreement provides that the Manager's compensation for any fiscal year of the Fund shall be reduced by the amount, if any, by which expenses for such fiscal year exceed the most stringent applicable expense limitation prescribed by any statute or regulatory authority of any jurisdiction in which the Fund's shares are qualified for sale. As a result of changes in federal securities laws, state regulations no longer apply and the contractual provision relating to expense limitations is, therefore, not applicable.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Manager is not liable for any loss resulting from any good faith errors or omissions in connection with any matters to which the Agreement relates. The Investment Advisory Agreement permits the Manager to act as investment advisor to any other person, firm or corporation.

     o The Distributor. Under its Distribution Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B, Class C and Class Y shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders), are borne by the Distributor. For the fiscal years ended September 30, 1995, 1996, and 1997, the aggregate amount of sales charges on sales of the Fund's Class A shares were $2,605,966, $2,342,696 and $2,369,751, respectively, of which $681,961, $631,567 and
$649,017 was retained by the Distributor and an affiliated broker-dealer during each of those respective years. Contingent deferred sales charge collected by the Distributor on the Fund's Class B shares for fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997, totaled $170,089, $395,003 and $450,299, respectively. Contingent deferred sales charges collected by the Distributor on the Fund's Class C shares for the period February 1, 1995 (commencement of the offering of those shares) through September 30, 1995 and for fiscal years ended September 30, 1996 and September 30, 1997, totaled $6,307, $49,546 and $47,488, respectively. The Distributor retained all of the contingent deferred sales charges on Class B and Class C shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.

     o The Transfer Agent. OppenheimerFunds Services, the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the Investment Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs. Subject to the provisions of the Advisory Agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market and otherwise only if it appears likely that a better price or execution can be obtained.

     When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager and its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manager that (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.


     During the Fund's fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997, total brokerage commissions paid by the Fund (not including any spreads or concessions on principal transactions on a net trade basis) was $91,129 paid to brokers during fiscal 1997, $1,945 was paid to brokers as commission sin return for research services. The aggregate dollar amount of these transactions was $8,418,664. None of the commissions paid to brokers during fiscal 1995 or fiscal 1996 were paid in return for research services. The transactions giving rise to these commissions were allocated in accordance with the Manager's internal allocation procedures.


Performance of the Fund

Yield and Total Return Information. From time to time the "standardized yield," "dividend yield," "average annual total return", "total return," and "total return at net asset value" of an investment in a class of the Fund may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below. The Fund's maximum sales charge rate on Class A shares was higher prior to April 1, 1994, and actual investment performance would be affected by that change. No performance information is presented below for Class Y shares since no Class Y shares were publicly offered during fiscal year ended September 30, 1997.

      The Fund's advertisement of its performance must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yields and total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yields and total returns of Class A, Class B, Class C and Class Y shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

      o  Yields

     o Standardized Yield. The "standardized yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares described below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission designed to assure uniformity in the way that all funds calculate their yields:

                                             a-b       6
                   Standardized Yield = 2 ((------ + 1) - 1)
                                              cd

      The symbols above represent the following factors:

     a    = dividends and interest earned during the 30-day period.
     b = expenses accrued for the period (net of any expense reimbursements). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
     d = the maximum offering price per share of the class on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

      The standardized yield for a 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period. For the 30-day period ended September 30, 1997, the standardized yields for the Fund's Class A, Class B and Class C shares were as follows:


                        Without Deducting       With Sales
                        Sales Charge            Charge Deducted
           Class A      5.73%                   5.53%
           Class B      4.97%                   N/A
           Class C      4.96%                   N/A

      o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield =              Dividends paid x 12
                  ---------------------------------------------
                      Maximum Offering Price (payment date)


     The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      The dividend yields for the 30-day dividend period ended September 30, 1997, were as follows:

                        Without Deducting       With Sales
                        Sales Charge            Charge Deducted
           Class A      6.96%                   6.72%
           Class B      6.25%                   N/A
           Class C      6.25%                   N/A

      o  Total Return Information

     o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment according to the following formula:

                    ( ERV ) 1/n
                    (-----) -1 = Average Annual Total Return
                    (  P  )

      o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                             ERV - P
                             ------- = Total Return
                                P

      In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the current contingent deferred sales charge (4.0% for the first year, 3.0% for the second year, 2.0% for the third and fourth years, 1.0% in the fifth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Class Y shares are not subject to a sales charge. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

      The average annual total returns on an investment in Class A shares of the Fund for the one year, five year and ten year periods ended September 30, 1997 were 3.86%, 5.12% and 8.22%, respectively. The cumulative total return on Class A shares for the ten year period ended September 30, 1997 was 120.43%. For the fiscal year ended September 30, 1997 and the period from May 3, 1993 (the date Class B shares were first publicly offered) through September 30, 1997, the average annual total returns on an investment in Class B shares of the Fund were 2.83% and 4.64%, respectively. The cumulative total return on an investment in Class B shares of the Fund for the period from May 3, 1993 through September 30, 1997 was 22.16%. For the fiscal year ended September 30, 1997 and the period from February 1, 1995 (the date Class C shares were first publicly offered) through September 30, 1997, the average annual total returns on an investment in Class C shares of the Fund were 5.83% and 6.40%, respectively. The cumulative total return on an investment in Class C shares of the Fund for the period from February 1, 1995 to September 30, 1997 was 17.98%.

      o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B, Class C or Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

     The average annual total returns at net asset value on an investment in Class A shares of the Fund for the one, five and ten-year periods ended September 30, 1997 were 7.62%, 5.87% and 8.61%, respectively. The average annual total returns at net asset value on an investment in Class B shares of the Fund for the fiscal year ended September 30, 1997 and for the period from May 3, 1993 to September 30, 1997 were 6.83% and 4.83%, respectively. The average annual total returns at net asset value on an investment in Class C shares of the Fund for the fiscal year ended September 30, 1997 and for the period from February 1, 1995 to September 30, 1997 were 6.83% and 6.40%, respectively.

      The cumulative total returns at net asset value on the Fund's Class A shares for the ten year period ended September 30, 1997, was 128.42%. The cumulative total return at net asset value on the Fund's Class B shares for the period from May 3, 1993 through September 30, 1997 was 23.10%. The cumulative total return at net asset value on the Fund's Class C shares for the period from February 1, 1995 through September 30, 1997 was 17.98%.

      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B, Class C or Class Y shares. However, when comparing total return of an investment in each class of shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in collateralized mortgage obligations, its shares are subject to greater market risks than shares of funds having more conservative investment policies and that the Fund is designed for investors who are willing to accept a degree of risk of loss in hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B, Class C or Class Y shares by Lipper Analytical Services, Inc. ("Lipper"), a widely- recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against (i) all other funds, excluding money market funds, (ii) all other short-term U.S. Government funds, and (iii) all other U.S. Government funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B, Class C or Class Y shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds, municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among taxable bond funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class's performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class's 3-year ranking or its combined 3-and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-,5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

     The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

     The total return on an investment made in Class A, Class B, Class C or Class Y shares of the Fund may also be compared with the performance for the same period of: (1) the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government-
guaranteed corporate debt that is widely regarded as a measure of the performance of the U.S. Government bond market, (2) the Lehman Brothers 1-3 Year Government Bond Index, an unmanaged sector index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government-guaranteed corporate debt with maturities of one to three years, and (3) the Consumer Price Index, which is generally considered to be a measure of inflation. The foregoing bond indices include a factor for the reinvestment of interest but do not reflect expenses or taxes. Other indices may provide useful comparisons. The performance of the Fund's Class A, Class B, Class C or Class Y shares may also be compared in publications to (i) the performance of various market indices or other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. Effective May 1, 1994, the Fund adopted an investment policy that it will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years.

     From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New York Times. These articles may include quotations of performance from other sources, such as Lipper or Morningstar.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. These ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others. in relation to other equity funds.

     When comparing yield, total return and investment risk of an investment in Class A, Class B, Class C or Class Y shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

Distribution and Service Plans

The Fund has adopted a Service Plan for Class A Shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund will compensate the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. No such Plan has been adopted for Class Y shares. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class.

      In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, and those payments are at no cost to the Fund. The Distributor and the Manager may, in their sole discretion increase or decrease the amount of payments they make to Recipients from their own resources.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees including its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund is to provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the services rendered in connection with the distribution of the Fund's shares. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      For the fiscal year ended September 30, 1997, payments under the Class A Plan totaled $1,078,579, all of which was paid by the Distributor to Recipients, including $81,789 paid to an affiliate of the Distributor.

      The Class B and Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event Class B or Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor.

      Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. The Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B or Class C Plan and from contingent deferred sales charges collected on redeemed Class B or Class C shares) the sales commissions paid to authorized brokers or dealers. Payments under the Class B Plan during the fiscal year ended September 30, 1997 totaled $1,713,202 of which the Distributor paid $12,731 to an affiliated broker-dealer. Payments made under the Class C Plan for fiscal year ended September 30, 1997 totaled $573,966 of which the Distributor paid $10,271 to an affiliated broker-dealer.

     Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of the Fund. The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans or provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead. A fourth Class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

      The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions of the Fund's Class A, Class B, Class C and Class Y shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before or after a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; it may also close on other days. Trading may occur in U.S. Government Securities at times when the Exchange is closed (including weekends and holidays or after 4:00 P.M., on a regular business day). Because the net asset values of the Fund will not be calculated at such times, if securities held in the Fund's portfolio are traded at such times, the net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund may be significantly affected on such days when shareholders do not have the ability to purchase or redeem shares.

      The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows:

      (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" price or the Valuation Date, or, if not, the closing "bid" price on the Valuation Date;

      (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry;

      (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fun's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;

      (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and having a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and

      (v)   securities    (including    restricted    securities)   not   having
readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

      In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government Securities or mortgage-backed securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or broker-dealer incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in- law, siblings, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

o The Oppenheimer funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-Distributor and include the following:

Limited Term New York Municipal Fund
Oppenheimer Bond Fund for Growth
Oppenheimer California Municipal Fund
Oppenheimer Champion Income Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Income Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund ppenheimer High Income Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Main Street Income & Growth Fund
Oppenheimer MidCap Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust
Panorama Series Fund Inc.
Rochester Fund Municipals

the following "Money Market Funds":

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

      o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amount as described in the Prospectus.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o  Terms of Escrow That Apply to Letters of Intent

      (1) Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      (2) If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      (3) If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      (4) By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      (5) The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either
(i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      (6) Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission

      There is a front-end sales charge on the purchase of Class A shares of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Transfer Agent, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

       In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases:

      (i) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch recordkeeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

      (ii) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more in assets, excluding assets held in money market funds, invested in Applicable Investments; or

      (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares be converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the"Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that Checkwriting privileges may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

      o Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      o Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's Custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Bank and the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

      o Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and such valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge, or (ii) Class B shares on which you paid a contingent deferred sales charge when you redeemed them, without sales charge. This privilege does not apply to Class C shares or Class Y shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case, the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class A, Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. IF a contingent deferred sales charge applies to the redemptions, the amount of the check or payment will be reduces accordingly. The Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the Class B and Class C contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectus under "Class B Contingent Deferred Sales Charge" or in "Class C Contingent Deferred Sales Charge").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and as well as in the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent and the Fund in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

     For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).

      Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, the shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it or its shareholders (for example, if the receipt of multiple exchange request from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

      The amount of a class' distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B, Class C and Class Y Shares" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A and Class Y shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

      If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. A return of capital is a return of a shareholder's original investment and is therefore not to be considered a taxable distribution. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About The Fund

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Limited-Term Government Fund:


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Limited-Term Government Fund as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for the period October 1, 1992 to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund at September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP


Denver, Colorado
October 21, 1997

--------------------------------------------------------------------------------

Financials

10  Oppenheimer Limited-Term Government Fund

---------------------------------------------------------------------
 Statement of Investments  September 30, 1997
---------------------------------------------------------------------


                                                                     Face            Market Value
                                                                     Amount          See Note 1
----------------------------------------------------------------------------------------------------
Mortgage-Backed Obligations--62.9%
----------------------------------------------------------------------------------------------------
Government Agency--62.9%
----------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--50.5%
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
Participation Certificates:
Series 1060, Cl. D, 8.20%, 7/15/19(1)                                $     37,223    $     37,154
Series 1065, Cl. H, 8.50%, 10/15/19                                     3,419,877       3,446,587
Series 1092, Cl. K, 8.50%, 6/15/21                                     16,000,000      17,310,538
Series 1097, Cl. L, 8.60%, 2/15/06                                      1,720,315       1,746,121
Series 1252, Cl. J, 8%, 5/15/22                                         7,000,000       7,541,608
Series 1343, Cl. LA, 8%, 8/15/22                                        9,100,000       9,788,499
Series 1455, Cl. J, 7.50%, 12/15/22                                     6,375,000       6,694,822
Series 151, Cl. F, 9%, 5/15/21                                          2,500,000       2,717,207
Series 1914, Cl. H, 6.50%, 8/15/24                                      2,500,000       2,384,375
Series 1920, Cl. M, 6.50%, 6/15/23                                      5,000,000       4,889,093
10%, 8/1/21                                                             3,262,038       3,612,137
11.50%, 6/1/20                                                          1,754,182       2,056,779
11.75%, 1/1/16                                                          2,546,494       2,957,914
13%, 8/1/15                                                             3,347,827       4,062,380
9.25%, 11/1/08                                                            400,607         426,355
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Series 1610, Cl. PM, 6.25%, 4/15/22                                     7,500,000       7,387,500
Interest-Only Stripped Mtg.-Backed Security, Series 177, Cl. B,
10.424%-12.786%, 7/1/26(2)                                            111,052,167      36,230,771
Principal-Only Stripped Mtg.-Backed Security, Series 179, 4.959%,
9/1/26(3)                                                              16,569,538      12,693,820
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
7%, 8/1/25-2/1/27                                                       7,855,896       7,827,256
7%, 11/1/12-10/25/27(4)                                                20,710,000      20,765,828
7.50%, 6/1/25-8/1/25                                                   10,811,032      11,014,498
7.50%, 11/25/12-10/1/27(4)                                            114,275,000     116,295,509
9%, 8/1/19                                                                653,278         703,333
9.50%, 11/1/21                                                            400,278         433,697
11%, 11/1/15-5/15/19                                                   14,696,231      16,846,755
11.25%, 6/1/14                                                          1,348,572       1,530,208
11.50%, 8/15/13                                                         1,402,715       1,637,232
11.75%, 9/1/03-11/1/15                                                    494,119         565,620
12%, 1/1/16-4/15/19                                                     6,693,286       7,900,497
13%, 8/1/10-12/1/15                                                     4,937,561       5,989,045
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 1992-34,
Cl. G, 8%, 3/25/22                                                      2,940,000       3,150,386
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
12.50%, 12/1/15                                                         2,966,676       3,588,752
8%, 1/1/23                                                                241,271         250,259
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                    5,000,000       5,706,007

11  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Statement of Investments   (Continued)
--------------------------------------------------------------------------------


                                                                     Face            Market Value
                                                                     Amount          See Note 1
----------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored (continued)
Federal National Mortgage Assn.:
Trust 1991-169, Cl. PK, 8%, 10/25/21                                 $    595,000    $    630,510
Trust 1991-170, Cl. E, 8%, 12/25/06                                     2,500,000       2,626,335
Trust 1992-169, Cl. L, 7%, 9/25/22                                      5,500,000       5,427,903
Trust 1994-51, Cl. PH, 6.50%, 1/25/23                                   5,000,000       4,976,550
Trust 1995-4, Cl. PC, 8%, 5/25/25                                       4,806,220       5,201,341
Trust 1996-64, Cl. PB, 6.50%, 1/18/19                                   1,500,000       1,509,236
Trust 1997-25, Cl. B, 7%, 12/18/22                                      3,420,000       3,434,426
Trust 1997-27, Cl. J, 7.50%, 4/18/27                                    7,095,360       7,400,184
Trust 1997-5, Cl. B, 7%, 9/18/17                                        9,191,000       9,239,354
Trust G93-31, Cl. PN, 7%, 9/25/23                                       5,000,000       5,008,721
Principal-Only Stripped Mtg.-Backed Security:
Trust 148, Cl. G, 0.443%, 8/25/23(3)                                    8,891,258       5,351,426
Trust 1997-7, Cl. GA, 6.889%, 7/25/23(3)                                2,980,588       1,628,146
Trust 277-C1, 5.346%, 4/1/27(3)                                        13,423,756       9,723,834
STRIPS, Pass-Through Certificates, Trust 6, Cl. IP, 11.50%, 3/1/09      2,014,854       2,281,178
                                                                                     -------------
                                                                                      394,627,686

----------------------------------------------------------------------------------------------------
GNMA/Guaranteed--12.4%
Government National Mortgage Assn.:
6%, 11/1/27(4)                                                         19,500,000      19,621,875
6%, 8/20/27                                                             5,000,000       5,043,750
7.50%, 10/1/27(4)                                                      15,000,000      15,257,850
7.50%, 10/15/25-9/15/27                                                37,665,229      38,345,519
8%, 9/15/07                                                               125,427         130,946
8.50%, 9/15/21                                                             59,224          62,739
9.50%, 9/15/17                                                            125,276         136,634
10.50%, 1/15/16-7/15/21                                                 2,629,618       2,951,065
11%, 2/15/98-10/20/19                                                   6,399,215       7,263,869
11.50%, 1/15/13-5/15/13                                                   619,704         689,454
13%, 2/15/11-9/15/14                                                       54,289          64,692
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-5, Cl. PQ, 7.493%,
7/16/24                                                                 6,900,000       7,231,491
                                                                                     -------------
                                                                                       96,799,884
                                                                                     -------------
Total Mortgage-Backed Obligations (Cost $489,117,019)                                 491,427,570

----------------------------------------------------------------------------------------------------
U.S. Government Obligations--56.2%
----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
8.125%, 8/15/19                                                           218,000         259,488
STRIPS, Zero Coupon, 7.14%, 8/15/22(5)                                 19,400,000       3,876,913



12  Oppenheimer Limited-Term Government Fund


                                                    Face           Market Value
                                                    Amount         See Note 1
--------------------------------------------------------------------------------
U.S. Government Obligations (continued)
U.S. Treasury Nts.:
6%, 8/15/00                                         $91,000,000    $ 91,341,333
6.875%, 3/31/00                                      50,140,000      51,315,179
7.25%, 2/15/98                                       83,100,000      83,645,382
7.50%, 10/31/99                                       6,100,000       6,296,347
7.75%, 12/31/99                                      74,280,000      77,228,022
8.25%, 7/15/98                                       62,500,000      63,769,560
8.875%, 11/15/97(6)                                  57,000,000      57,249,427
9.125%, 5/15/99                                       2,765,000       2,905,843
9.25%, 8/15/98                                        1,500,000       1,545,469
                                                                   -------------
Total U.S. Government Obligations (Cost $441,125,185)               439,432,963

                                         Date       Strike   Contracts
-------------------------------------------------------------------------------
Call Options Purchased--0.0%
-------------------------------------------------------------------------------
U.S. Treasury Nts. 6.625%
5/15/07 Call Opt. (Cost $175,359)       10/97     105.188%     25,800    24,187


                                                                     Face
                                                                     Amount
----------------------------------------------------------------------------------------------------
Repurchase Agreements--1.1%
----------------------------------------------------------------------------------------------------
Repurchase  agreement with Goldman,  Sachs & Co., 6.125%,  dated 9/30/97,  to be repurchased  at $8,401,429 on 10/1/97,  collateralized  by U.S.  Treasury  Nts.,
5.75%, 8/15/03, with a value of $8,571,047
(Cost $8,400,000)                                                     $  8,400,000         8,400,000
----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $938,817,563)                              120.2%      939,284,720
----------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                        (20.2)     (157,741,776)
                                                                      ------------    --------------
Net Assets                                                                   100.0%   $  781,542,944
                                                                      ============    ==============

1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

4. When-issued security to be delivered and settled after September 30, 1997.

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

6. Securities with an aggregate market value of $2,008,752 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

13  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  September 30, 1997
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Assets
Investments, at value (cost $938,817,563)--see accompanying statement     $  939,284,720
----------------------------------------------------------------------------------------
Cash                                                                             235,449
----------------------------------------------------------------------------------------
Receivables:
Investments sold                                                              97,080,335
Interest and principal paydowns                                                9,171,488
Shares of beneficial interest sold                                             6,092,989
Daily variation on futures contracts--Note 5                                      50,641
----------------------------------------------------------------------------------------
Other                                                                             13,829
                                                                          --------------
Total assets                                                               1,051,929,451
----------------------------------------------------------------------------------------
Liabilities Payables and other liabilities:
Investments purchased on a when-issued basis--Note 1                         266,798,217
Shares of beneficial interest redeemed                                         1,713,177
Dividends                                                                      1,138,246
Distribution and service plan fees                                               455,235
Transfer and shareholder servicing agent fees                                     71,678
Daily variation on futures contracts--Note 5                                       3,644
Other                                                                            206,310
                                                                          --------------
Total liabilities                                                            270,386,507
----------------------------------------------------------------------------------------
Net Assets                                                                $  781,542,944
                                                                          ==============
----------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                           $  792,268,602
----------------------------------------------------------------------------------------
Overdistributed net investment income                                               (189)
----------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                     (10,729,954)
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                          4,485
                                                                          --------------
Net assets                                                                $  781,542,944
                                                                          ==============


14  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$524,507,808 and 50,926,979 shares of beneficial interest outstanding)          $10.30
Maximum offering price per share (net asset value plus sales charge of
3.50% of offering price)                                                        $10.67

--------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering  price per share (based on net assets of  $183,475,666  and
17,816,755 shares of beneficial interest outstanding) $10.30

--------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $73,559,470  and
7,151,819 shares of beneficial interest outstanding) $10.29

See accompanying Notes to Financial Statements.

15  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended September 30, 1997
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Investment Income
Interest                                                                   $53,794,323

--------------------------------------------------------------------------------------
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                      1,078,579
Class B                                                                      1,713,202
Class C                                                                        573,966
--------------------------------------------------------------------------------------
Management fees--Note 4                                                      2,924,120
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                          716,765
--------------------------------------------------------------------------------------
Shareholder reports                                                            238,319
--------------------------------------------------------------------------------------
Registration and filing fees                                                   140,036
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                    118,902
--------------------------------------------------------------------------------------
Legal and auditing fees                                                         39,642
--------------------------------------------------------------------------------------
Trustees' fees and expenses                                                      2,215
--------------------------------------------------------------------------------------
Other                                                                           23,506
                                                                          ------------
Total expenses                                                               7,569,252

--------------------------------------------------------------------------------------
Net Investment Income                                                       46,225,071

--------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                                    (81,142)
Closing of futures contracts                                                (3,902,026)
Closing of options written                                                    (166,766)
                                                                          ------------
Net realized loss                                                           (4,149,934)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments         5,545,271
                                                                          ------------
Net realized and unrealized gain                                             1,395,337

--------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                       $47,620,408
                                                                          ============

See accompanying Notes to Financial Statements.

16  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                   Year Ended September 30,
                                                                   1997               1996
--------------------------------------------------------------------------------------------------
Operations
Net investment income                                              $  46,225,071     $ 39,979,280
--------------------------------------------------------------------------------------------------
Net realized loss                                                     (4,149,934)      (8,479,349)
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                  5,545,271       (2,255,816)
                                                                   -------------     -------------
Net increase in net assets resulting from operations                  47,620,408       29,244,115

--------------------------------------------------------------------------------------------------
Dividends  and  Distributions  to  Shareholders  Dividends  from net  investment income:
Class A                                                              (30,141,730)     (26,704,976)
Class B                                                              (10,420,608)      (8,852,431)
Class C                                                               (3,475,469)      (1,884,621)
--------------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                                 (700,992)      (1,369,245)
Class B                                                                 (245,211)        (503,246)
Class C                                                                  (98,310)        (142,148)

--------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions--Note
2:
Class A                                                               85,939,817       97,751,994
Class B                                                               22,254,728       42,090,398
Class C                                                               27,993,027       31,425,681

--------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                       138,725,660      161,055,521
--------------------------------------------------------------------------------------------------
Beginning of period                                                  642,817,284      481,761,763
                                                                   -------------     -------------
End of period (including overdistributed net investment income
of $189 and $186, respectively)                                    $ 781,542,944     $642,817,284
                                                                   =============     =============

See accompanying Notes to Financial Statements.

17  Oppenheimer Limited-Term Government Fund

 Financial Highlights


                                              Class A
                                              -------------------------------------------------------------------
                                              Year Ended September 30,
                                              1997            1996           1995           1994           1993
------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period             $10.26         $10.44         $10.40         $11.04        $10.97
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .73            .75            .79            .72           .73
Net realized and unrealized gain (loss)             .03           (.19)           .01           (.64)          .07
                                                 ------         ------         ------         ------        ------
Total income (loss) from investment
operations                                          .76            .56            .80            .08           .80
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.71)          (.71)          (.76)          (.71)         (.73)
Tax return of capital distribution                 (.01)          (.03)            --           (.01)           --
                                                 ------         ------         ------         ------        ------
Total dividends and distributions
to shareholders                                    (.72)          (.74)          (.76)          (.72)         (.73)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.30         $10.26         $10.44         $10.40        $11.04
                                                 ======         ======         ======         ======        ======
------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                7.62%          5.54%          8.03%          0.74%         7.61%
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $524,508       $436,889       $346,015       $227,858      $178,944
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $443,514       $393,727       $274,313       $190,829      $161,318
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              7.13%          7.22%          7.64%          6.74%         6.70%
Expenses                                           0.87%          0.87%          0.91%          0.99%         1.02%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           68%            71%           261%           226%           74%

1. For the period from February 1, 1995 (inception of offering) to September 30, 1995.

2. For the period from May 3, 1993  (inception  of offering)  to  September  30,
1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.


18  Oppenheimer Limited-Term Government Fund

  Class B                                                                   Class C
-----------------------------------------------------------------------   ---------------------------------------------
  Year Ended September 30,                                                  Year Ended September 30,
  1997           1996           1995           1994          1993(2)        1997          1996           1995(1)
----------------------------------------------------------------------------------------------------------------------------
    $10.26         $10.44         $10.41      $11.06        $10.96           $10.25        $10.43         $10.32
----------------------------------------------------------------------------------------------------------------
       .66            .67            .71         .62           .23              .66           .66            .45
       .02           (.19)           .01        (.64)          .10              .02          (.18)           .10
    ------         ------         ------      ------        ------           ------        ------         ------
       .68            .48            .72        (.02)          .33              .68           .48            .55
----------------------------------------------------------------------------------------------------------------
      (.63)          (.63)          (.69)       (.62)         (.23)            (.63)         (.63)          (.44)
      (.01)          (.03)            --        (.01)           --             (.01)         (.03)            --
    ------         ------         ------      ------        ------           ------        ------         ------
      (.64)          (.66)          (.69)       (.63)         (.23)            (.64)         (.66)          (.44)
----------------------------------------------------------------------------------------------------------------
    $10.30         $10.26         $10.44      $10.41        $11.06           $10.29        $10.25         $10.43
    ======         ======         ======      ======        ======           ======        ======         ======
----------------------------------------------------------------------------------------------------------------
      6.82%          4.74%          7.18%     ( 0.17)%        3.02%            6.83%         4.71%          5.47%
----------------------------------------------------------------------------------------------------------------
  $183,476       $160,572       $121,178     $38,877        $5,077          $73,559       $45,356        $14,569
----------------------------------------------------------------------------------------------------------------
  $171,496       $147,017       $ 72,131     $15,801        $2,561          $57,506       $32,349        $ 6,112
----------------------------------------------------------------------------------------------------------------
      6.39%          6.46%          6.80%       5.91%         4.81%(4)         6.35%         6.34%          6.51%(4)
      1.62%          1.62%          1.71%       1.79%         1.87%(4)         1.62%         1.64%          1.80%(4)
----------------------------------------------------------------------------------------------------------------
        68%            71%           261%        226%           74%              68%           71%           261%

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollar-rolls") for the period ended September 30, 1997 were $763,306,417 and $485,457,078, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls."

See accompanying Notes to Financial Statements.

19  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal primarily through investments in U.S. Government and agency securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and
Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the
Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


20  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1997, the Fund had entered into outstanding when-issued or forward commitments of $266,798,217.

              In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $9,648,000, expiring between 2001 and 2005.


21  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,142,754, a decrease in accumulated net realized loss on investments of $5,226,655, and a decrease in paid-in capital of $4,083,901, of which $1,044,513 is considered a tax return of capital.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


22  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Year Ended September 30, 1997      Year Ended September 30, 1996
                       ---------------------------------- --------------------------------
                       Shares             Amount             Shares          Amount
------------------------------------------------------------------------------------------
Class A:
Sold                      33,021,129    $  339,328,054       21,513,142    $  222,573,075
Dividends reinvested       2,266,710        23,303,389        2,005,298        20,746,018
Redeemed                 (26,940,608)     (276,691,626)     (14,074,194)     (145,567,099)
                        ------------    --------------     ------------    --------------
Net increase               8,347,231    $   85,939,817        9,444,246    $   97,751,994
                        ============    ==============     ============    ==============
------------------------------------------------------------------------------------------
Class B:
Sold                       6,061,213    $   62,284,400        7,184,124    $   74,533,887
Dividends reinvested         722,567         7,426,989          612,492         6,335,732
Redeemed                  (4,618,172)      (47,456,661)      (3,752,397)      (38,779,221)
                        ------------    --------------     ------------    --------------
Net increase               2,165,608    $   22,254,728        4,044,219    $   42,090,398
                        ============    ==============     ============    ==============
------------------------------------------------------------------------------------------
Class C:
Sold                       4,851,238    $   49,789,058        3,837,630    $   39,749,107
Dividends reinvested         274,536         2,818,476          153,531         1,583,682
Redeemed                  (2,399,494)      (24,614,507)        (962,267)       (9,907,108)
                        ------------    --------------     ------------    --------------
Net increase               2,726,280    $   27,993,027        3,028,894    $   31,425,681
                        ============    ==============     ============    ==============

-----------------------------------------------------------------------------------------

3. Unrealized Gains and Losses on Investments

At September 30, 1997, net unrealized appreciation on investments of $467,157 was composed of gross appreciation of $10,657,312, and gross depreciation of $10,190,155.


23  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $100 million of average annual net assets, 0.45% on the next $150 million, 0.425% on the next $250 million and 0.40% on net assets in excess of $500 million.

              The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

              For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,369,751, of which $649,017 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,610,869 and $462,593, respectively, of which $113,899 and $19,576, respectively, were paid to an affiliated broker/dealer. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $450,299 and $47,488, respectively, upon redemption of Class B and Class C shares as compensation for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $81,789 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


24  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $12,731 and $10,271, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $1,409,224 and $351,116, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $4,697,177 for Class B and $1,134,939 for Class C.
--------------------------------------------------------------------------------
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


25  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. Futures Contracts (continued)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At September 30, 1997, the Fund had outstanding futures contracts as follows:

                                                          Valuation as of
                               Expiration     Number of   September 30,    Unrealized
                               Date           Contracts   1997             Depreciation
----------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 30 yr.      12/97            12       $ 1,383,375       $  3,750
                                                                             ---------
Contracts to Sell
---------------------
U.S. Treasury Nts., 5 yr.        12/97           179        19,225,719         95,172
U.S. Treasury Nts., 10 yr.       12/97           355        39,094,375        363,750
                                                                             ---------
                                                                              458,922
                                                                             ---------
                                                                             $462,672
                                                                             =========

--------------------------------------------------------------------------------------

6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

              The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

              Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.


26  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

              The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 1997 was as follows:



                              Call Options                 Put Options
                              --------------------------   -------------------------
                              Number of     Amount of      Number of     Amount of
                              Options       Premiums       Options       Premiums
------------------------------------------------------------------------------------
Options outstanding at
September 30, 1996                   --     $       --          --       $      --
Options written                  31,000        217,969          56          16,289
Options closed or expired       (31,000)      (217,969)        (56)        (16,289)
                               --------     ----------        ----       ---------
Options outstanding at
September 30, 1997                   --     $       --          --       $      --
                               ========     ==========        ====       =========

----------------------------------------------------------------------------------

7. Illiquid Securities

At September 30, 1997, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 5% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation at September 30, 1997 was $37,154, which represents 0.01% of the Fund's net assets.


27  Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

              The Fund had no borrowings outstanding during the year ended September 30, 1997.
--------------------------------------------------------------------------------
9. Other Matters

At a meeting held on July 25, 1997, the Board of Trustees approved the addition of Class Y shares for Oppenheimer Limited-Term Government Fund, to be offered at a future date.


28  Oppenheimer Limited-Term Government Fund

                                  Appendix A

                           Industry Classifications

                      Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Information Technology
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking
Wireless Services

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian of Portfolio Securities
      Citibank, N.A.
      399 Park Avenue
      New York, New York 10043

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado  80202

Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202



PX0855.001.0198

                                     A-2